LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

                                    Capital
                                 Appreciation

DESCRIPTION OF THE FUND

The Capital Appreciation Fund (fund) was incorporated in Maryland in 1993 as an open-end diversified management investment company whose investment objective is long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its objective through a strategic policy of investing in a diversified portfolio of common stock (and securities convertible into common stock) of issuers of all sizes, with particular emphasis on issuers with earnings growth potential that may not be recognized in the market.

The fund's objective, strategic policy and some restrictions are fundamental, and cannot be changed without the affirmative vote of a majority of the fund's outstanding shares. All other investment policies, practices and restrictions of the fund are not fundamental, so they may be changed by a majority vote of the Board of Directors. See General information in the Appendix. There is no assurance that the objective of the fund will be achieved. Realization of income is not a significant investment consideration, and any income realized on the fund's investments will be incidental to its primary objective.

The fund is not designed as a short-term trading vehicle, and should not be relied upon for short-term financial needs. The principal risks of this fund are those normally associated with investing in the common stock of a broad range of companies, and the potential for shares to fluctuate in value with the common stock market. Additional risks are discussed under Special risk factors.

Because the strategic policy of this fund is to emphasize investment in a broad range of companies, it is expected that at times the volatility level may depart somewhat from broad stock market indices such as the Standard & Poor's 500 Index (S&P 500). See Investment policies and techniques.

Fund management expects securities selection for the fund to closely parallel that of the Janus Fund, a publicly available mutual fund which is part of the Janus group of funds. However, there is no precise correlation between the two. Selection criteria for the securities and the relative weightings of the selections can differ based on asset size, timing, cash flow, expenses and other factors.

PORTFOLIO MANAGER
Since 1994 the portfolio manager for the fund has been James P. Craig, Vice-President of Janus Capital Corporation, sub-advisor to the fund. Craig has been active in investment management since 1981, with Janus since 1985. He holds a Master's Degree in finance from the Wharton School, University of Pennsylvania.

INVESTMENT POLICIES AND TECHNIQUES

Common stocks selected for the fund will generally be from those industries and companies both in the United States and overseas, which, in the opinion of the sub-advisor, are experiencing a high demand for their products and services and for which both the competitive environment and the regulatory climate are favorable. Within this framework the fund intends to buy stocks with earnings growth potential that may not be recognized in the market. Capital growth potential is the sole criterion. Realization of interest income is incidental. The fund intends to purchase stocks of a large number of issuers of all sizes, from large, well-established companies to smaller, emerging growth companies. Under normal conditions a minimum of 65% of the fund's total assets will be invested in common stocks at any one time.

Up to 35% of the fund's total assets may be invested in debt securities, cash, and/or cash equivalents, in any combination, either because the fund anticipates an opportunity for capital growth from those securities, or because it seeks a return on idle cash. Debt securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities. Cash equivalents include, but are not limited to, short-term government securities (i.e., with remaining maturities of less than one year), high-grade commercial paper, certificates of deposit, repurchase agreements, banker's acceptances and time deposits.

The fund intends to limit its investments in debt securities and cash equivalents to those issued by: U.S. companies; the U.S. Government, its agencies and instrumentalities; foreign governments, their agencies and instrumentalities; and supranational organizations such as (but not limited to) the European Economic Community and the World Bank. When the fund invests in debt securities and cash equivalents, the

                                    Capital
                                 Appreciation
investment income of the fund may increase; however, the fund will not be participating in stock market advances and declines to the extent it would if it were fully invested in common stocks.

SPECIAL SITUATIONS
At times, the fund may invest in certain securities under special situations. A special situation arises when, in the sub-advisor's opinion, the securities of a particular company will be recognized and appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change or a technological breakthrough. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of the strategy on the fund will depend on the fund's size and the extent of the holdings of the special situation company relative to its total assets.

FOREIGN INVESTMENTS; AMERICAN DEPOSITARY RECEIPTS (ADRS)
The fund may invest up to 25% of its assets in foreign securities, defined as those which are denominated in a foreign currency and not publicly traded in the United States. Foreign investing involves risks that differ from investing in U.S. markets. For a discussion of those risks see Foreign investments in the Appendix. A detailed discussion of how the fund intends to handle these risks appears in the SAI.

In connection with its foreign investments and as a non-fundamental policy, the fund will not commit more than 10% of its assets to the currency cross-hedge contracts and will maintain high-grade, liquid assets to cover those contracts. See Foreign investments in the Appendix for an explanation of these transactions.

In addition, the fund may purchase dollar-denominated ADRs, which do not involve the same direct currency and liquidity risks as securities denominated in foreign currency, because they are issued by domestic banks and publicly traded in the U.S. ADRs are U.S. securities which indirectly replace foreign securities and will not be subject to the 25% limit.

HIGH-YIELD/HIGH-RISK BONDS
The fund has no pre-established minimum quality standards and may invest in debt securities of any quality, including lower-rated bonds (including junk bonds) that may offer higher yields because of the greater risk involved in those investments. See Special risk factors. It may invest up to 35% of its assets in those securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's Investors Service and BB or lower by Standard & Poor's Corp.) constitute lower-rated securities that are subject to the above limit. Unrated bonds or bonds with split ratings are included in this limit if the portfolio manager determines that these securities have the same characteristics as non-investment-grade bonds. Even though the fund may at times invest in non-investment-grade securities, it invests primarily in medium-grade obligations. See Special risk factors.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
The fund may invest in mortgage- and asset-backed securities. These securities are subject to prepayment risk, meaning there is the possibility that prepayments on the underlying mortgages or other loans will cause the principal and interest on the mortgage- and asset-backed securities to be paid before their stated maturities. Unscheduled prepayments are more likely to speed up during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, the fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during those periods will also limit the fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment. On the other hand, these securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

WHEN-ISSUED SECURITIES
The fund may purchase new issues of U.S. Government securities on a when-issued basis. However, it does not intend to invest more than 20% of its assets in when-issued securities. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, a fund that purchases when-issued securities bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security.

ILLIQUID SECURITIES
The fund may invest up to 15% of its net assets in loans to other persons and/or securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines.

                                    Capital
                                 Appreciation

BORROWING
The fund may borrow money from banks for temporary or emergency purposes in an amount not to exceed 25% of its total assets. Certain state insurance regulations may impose additional restrictions on the fund's ability to borrow money. See the SAI.

DIVERSIFICATION
The fund qualifies as a diversified investment company under the Investment Company Act of 1940 (1940 Act). As a fundamental policy, a diversified fund may not purchase a security of any issuer (except cash items and U.S. Government securities) if: a) it would cause the fund to own more than 10% of the outstanding voting securities of that issuer; or b) it would cause the fund's holdings of that issuer to amount to more than 5% of the fund's total assets (as applied to 75% of the fund's total assets). It may invest up to 25% of its total assets in the securities of one issuer. See Item 1. under Investment restrictions.

The fund does not anticipate concentrating its holdings in so few issuers unless the sub-advisor believes a security has the potential for substantial capital appreciation consistent with the fund's investment policies and goals. However, the fund does intend to take advantage of the ability to invest more than 5% of its total assets in the securities of one issuer. To the extent that the fund invests more than 5% of its assets in a particular issuer, its exposure to credit risk and/or market risks associated with that issuer increases. As an additional fundamental policy, the fund will not invest more than 25% of its total assets in any particular industry.

SPECIAL RISK FACTORS
Lower-rated bonds involve a higher degree of credit risk--that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of lower grade securities is necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield/high risk debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield/high risk securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

The fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the sub-advisor may treat these securities as unrated debt. Unrated debt securities will be included in the 35% limit of the fund, unless the sub-advisor deems these securities to be the equivalent of investment grade securities. See the Appendix to the SAI for a description of bond credit rating categories.

PORTFOLIO TURNOVER
Although it is the policy of the fund to purchase and hold securities for appreciation of capital, changes in the securities held by the fund generally will be made whenever the fund believes changes are advisable. Investment changes may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments in the United States and abroad not foreseen at the time of the investment decision. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. It is expected that the fund's portfolio turnover rate will not exceed 200% under normal market conditions. (For example, a rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year.)

To a limited extent the fund may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. Certain tax rules may restrict the fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover results in higher brokerage costs for the fund. During 1996 the fund's portfolio turnover was 92.73% and in 1995 it was 195.63%.

                                    Capital
                                 Appreciation

INVESTMENT RESTRICTIONS

The following is a partial list of the investment restrictions that have been adopted by the fund as fundamental policies. See General information in the Appendix. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Own more than 10% of the outstanding voting securities of any one issuer and, as to 75% of the value of the total assets of the fund, purchase the securities of any one issuer [except cash item and government securities as defined under the Investment Company Act of 1940 (1940 Act)], if immediately after and as a result of such purchase the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets. (With respect to the remaining 25% of the fund's total assets, the fund does not anticipate that any more than 15% of the fund's total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities);

2. Invest more than 5% of its net assets in securities restricted as to resale; and/or

3.  Invest more than 25% of its assets in any one industry.

A complete listing of the fund's fundamental and non-fundamental investment restrictions can be found in the SAI.

FIXED INCOME INVESTING
The performance of the debt component of the fund depends primarily on interest rate changes, the average weighted maturity of the fund and the quality of the securities held. The debt component of the fund will tend to decrease in value when interest rates rise and increase when interest rates fall. Subject to applicable maturity restrictions, the fund will vary its average maturities based on the sub-advisor's analysis of interest rate trends and other factors. Generally, shorter-term securities are less sensitive to interest rate changes, but offer lower yields; conversely, longer-term securities are more sensitive to interest rate changes, but offer higher yields. The fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The extent that these changes are reflected in the fund's share price will depend upon the extent of the fund's investment in such securities.

STRATEGIC PORTFOLIO TRANSACTIONS
The portfolio manager for the fund has considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE CAPITAL APPRECIATION FUND IS AUTHORIZED:
a) for derivative transactions, to: buy and sell options on securities (including index options) and options on foreign currencies; buy and sell futures contracts for instruments based on financial indices, including interest rates or an index of U.S. Government or foreign government securities or equity or fixed-income securities, futures contracts on foreign currencies and on fixed-income securities; buy and sell options on futures contracts; engage in forward contracts, interest rate swaps and swap-related products.

b) for cash enhancement transactions, to lend portfolio securities; engage in repurchase and reverse repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable. As a matter of fundamental policy, the fund will not lend securities if, as a result, more than 25% of its total assets would be lent to other parties.

                                    Appendix
APPENDIX - CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS

This Appendix constitutes part of the Prospectuses of Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth Fund), Lincoln National Bond Fund, Inc. (Bond Fund), Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation Fund), Lincoln National Equity-Income Fund, Inc. (Equity-Income Fund), Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation Fund), Lincoln National Growth and Income Fund, Inc. (Growth and Income Fund), Lincoln National International Fund, Inc. (International Fund), Lincoln National Managed Fund, Inc. (Managed Fund), Lincoln National Money Market Fund, Inc. (Money Market Fund), Lincoln National Social Awareness Fund, Inc. (Social Awareness Fund), and Lincoln National Special Opportunities Fund, Inc. (Special Opportunities Fund). Unless otherwise indicated, the following information applies to each fund.

NET ASSET VALUE

Each fund's net asset value per share is determined as of close of business (currently 4:00 p.m., New York Time) on the New York Stock Exchange (NYSE) on each day it is open for trading. The net asset value per share for all funds except the Money Market Fund is determined by adding the values of all securities and other assets, subtracting liabilities (including dividends payable) and dividing by the number of shares outstanding. Debt securities and other assets of the fund, other than equity securities, for which market quotations are readily available, are valued at their bid quotations.

When market quotations are not readily available, debt securities and other assets are valued at their fair value as determined in good faith. This valuation is made by or under the authority of each fund's Board of Directors and it may include the use of valuations furnished by outside sources, including pricing services which utilize electronic data processing techniques for valuing normal institutional-size trading units of debt securities. The value of equity securities is based on the last sale prices of those securities on national securities exchanges or over-the-counter, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter. In the absence of readily available closing bid and asked prices, equity securities will be valued at fair value. See the SAI Appendix for a discussion of the methodology utilized to value short-term investments (other than for the Money Market Fund), options, futures and options thereon, and foreign securities.

MONEY MARKET FUND. The net asset value per share of the Money Market Fund is determined by the amortized cost method of valuation, under Rule 2a-7, as amended (the Rule) under the Investment Company Act of 1940 (1940 Act). Under the Rule, the fund's net asset value using the amortized cost method must fairly reflect market value. The Board of Directors of the fund has established procedures to assist fund management and the investment advisor in complying with the requirements of the Rule, which imposes specific standards for the maturity, quality and diversification of portfolio securities. The Rule also assigns certain specific duties to fund management and the Board.

MANAGEMENT OF THE FUNDS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends and to exercise all the powers of the fund except those granted to the shareholder. Lincoln Life is the sole shareholder of each fund.

INVESTMENT ADVISOR. Lincoln Investment is the investment advisor to the funds and is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802. Lincoln Investment (the advisor) is registered with the Securities and Exchange Commission (the Commission or SEC) as an investment advisor and has acted as an investment advisor to mutual funds for over 40 years. The advisor also acts as investment advisor to Lincoln National Convertible Securities Fund, Inc., and Lincoln National Income Fund, Inc., closed-end investment companies, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides life insurance and annuities, property-casualty insurance, reinsurance and financial services. Directors, officers and employees of the advisor and each fund are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Code of Ethics adopted by the advisor and each fund. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

Under advisory agreements described in the Prospectus for the variable account, the advisor provides portfolio management and investment advice to the funds and administers their other affairs, subject to the supervision of each fund's Board of Directors.

                                    Appendix

As compensation for its        annual rate based on the
services to each fund, the     average daily net asset
advisor is paid a monthly      value of each fund, as
investment advisory fee at     shown in the following
an                             chart:

                         First        Next         In excess of
Fund                     $200 million $200 million $400 million
                          ...Of average daily net asset value
---------------------------------------------------------------
Aggressive Growth         .75 of 1%    .70 of 1%    .65 of 1%
Capital Appreciation      .80 of 1     .80 of 1     .80 of 1
Equity-Income             .95 of 1     .95 of 1     .95 of 1
Global Asset Allocation   .75 of 1     .70 of 1     .68 of 1
International             .90 of 1     .75 of 1     .60 of 1
All other funds           .48 of 1     .40 of 1     .30 of 1

The advisory fees for the
Capital Appreciation, Equi-
ty- Income, and Interna-
tional funds reflect the
more extensive services and
increased expense associated
with portfolios of securi-
ties issued outside the
United States.

--------------------------------------------------------------------------------
FUND EXPENSES (see accompanying text below)

                         1996 ratio of the advisor's
                         compensation to average     1996 ratio of total expenses
Fund                     net assets                  to average net assets
---------------------------------------------------------------------------------
Aggressive Growth        .75%                         .82%
Bond                     .46                          .51
Capital Appreciation     .80                          .93
Equity-Income            .95                         1.08
Global Asset Allocation  .73                         1.00
Growth and Income        .33                          .36
International            .82                         1.19
Managed                  .39                          .43
Money Market             .48                          .57
Social Awareness         .42                          .46
Special Opportunities    .40                          .44

Expenses specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the advisor or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.

SUB-ADVISORS. As advisor, Lincoln Investment is primarily responsible for investment decisions affecting each of the funds. However, Lincoln Investment has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following tables for more information about the sub-advisors and their fees:

                                    Appendix

                                      Date of
Fund           Sub-advisor            agreement Annual fee rate based on average daily net asset value
-------------------------------------------------------------------------------------------------------
Aggressive     Lynch & Mayer          12/20/93  .50 of 1% of the first $150 million .35 of 1% of the
Growth         520 Madison Avenue               excess over $150 million
               New York, NY 10022
Capital        Janus                  1/1/94    .60 of 1% of the first $100 million .55 of 1% of the
Appreciation   100 Fillmore Street              excess over $100 million
               Denver, CO 80206
Equity-        Fidelity               12/20/93  .75 of 1%
Income         82 Devonshire Street
               Boston, MA 02108
Global Asset   Putnam                 6/8/87    the greater of (a) $40,000; or (b) .47 of 1% of the
Allocation     One Post Office Square           first $200 million; .42 of 1% of the next $200 million;
               Boston, MA 02104                 and .40 of 1% of any excess over $400 million
International  Clay Finlay            8/29/96   .665 of 1% of the first $50 million; .475 of 1% of the
               200 Park Avenue                  next $50 million; and .250 of 1% of any
               New York, NY 10166               excess over $100 million

--------------------------------------------------------------------------------
                                                Annual fee rate based on market value of securities
                                                held in the portfolio of each respective client fund at
                                      Date of   the close of business on the last trading day of each
Fund           Sub-advisor            agreement calendar quarter
-------------------------------------------------------------------------------------------------------
Growth and     Vantage                8/21/85   .20 of 1%
Income         630 5th Avenue
               New York, NY 10111
Managed        Vantage                8/21/85   .20 of 1%
               (stock portfolio only)
Social
Awareness      Vantage                4/30/88   .20 of 1%
Special
Opportunities  Vantage                8/21/85   .20 of 1%

No additional compensation from the assets of the funds will be assessed as a result of the sub-advisory agreements; the sub-advisors are paid by Lincoln Investment. (There is no sub-advisor for the Bond and Money Market Funds.)

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the investment advisor of the funds.

In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Global Asset Allocation Fund. The continued use of these names is subject to the right of the respective sub-advisor to withdraw its permission in the event it ceases to be the sub-advisor to the particular fund it advises.

PURCHASE OF SECURITIES BEING OFFERED

Shares of the funds' common stock ($0.01 par value) will be sold to Lincoln Life for allocation to the variable annuity account (VAA), which has been established for the purpose of funding variable annuity contracts; shares in the funds will also be sold to Lincoln Life for allocation to one or more of the variable life accounts, which have been established for the purpose of funding variable life insurance contracts. Shares of each fund are sold and redeemed at their net asset value per share determined daily. See Sale and redemption of shares. Also see Net asset value. The funds' shares are sold to Lincoln Life for the variable accounts on a no-load basis - that is, without the imposition of a sales charge.

                                    Appendix

SALE AND REDEMPTION OF SHARES

The shares of each fund are sold and redeemed by the fund at their net asset value per share next determined after receipt by Lincoln Life of a purchase or redemption order in acceptable form. Redemption of fund shares held by Lincoln Life for its own account will be effected at the fund's net asset value per share next determined after receipt of the redemption request by the fund. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the funds. However, the right to redeem fund shares may be suspended or payment postponed for any period during which (1) trading on the NYSE is restricted as determined by the Commission, or the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the Commission, as a result of which (a) disposal by each fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for each fund to determine fairly the value of its net assets; or (3) the Commission by order so permits for the protection of shareholders of the funds.

DISTRIBUTION AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute, at least once a year, substantially all of its net investment income. Net realized capital gains may only be distributed annually. These distributions, when paid to Lincoln Life for the variable accounts, will be reinvested automatically in additional shares of that fund, at its net asset value per share.

Each fund intends to qualify and has elected to be taxed as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the code). If a fund qualifies as a regulated investment company and complies with the provisions of the code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from Federal income tax and the 4% nondeductible Federal excise tax, the funds will be relieved of those taxes on the amounts distributed. See the SAI for a more complete discussion.

Each fund is subject to asset diversification requirements under Section 817(h) of the code and the related regulation that the United States Treasury Department has adopted. Each fund intends to comply with these diversification requirements.

Since the sole shareholder of the funds is Lincoln Life, there is no discussion here about the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of annuity or life insurance contracts, including the failure of a fund to comply with the diversification requirements discussed above, see the Prospectus for the variable account at the front of this booklet.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

In the Annual Report for the funds, the portfolio manager for each fund discusses that fund's performance for the previous fiscal year and the factors which affected that performance. We will send you a copy of the Annual Report free upon request.

DESCRIPTION OF SHARES

The authorized capital stock of each fund consists of 50 million shares of common stock (150 million for the Growth and Income Fund and 100 million each for the Equity-Income Fund, International Fund and Managed Fund), $0.01 par value. As of April 1, 1997, each fund had the following number of shares issued and outstanding:

Aggressive Growth        19,033,638
Bond                     22,323,906
Capital Appreciation     21,172,476
Equity-Income            32,730,897
Global Asset Allocation  25,529,165
Growth and Income        79,849,479
International            31,897,933
Managed                  44,089,292
Money Market              9,655,455
Social Awareness         27,849,619
Special Opportunities    24,121,470

Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As sole shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the variable accounts, Lincoln Life provides to contractowners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares

                                    Appendix
held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.

All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as: (1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.

STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS
 A.  Introduction
  A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

  1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

  2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

  3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED IN THE SAI APPENDIX.

Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these Prospectuses. Therefore, where the Prospectus for a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.

                                    Appendix

The funds intend to engage in derivative transactions only defensively. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities (such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc.). See the Prospectus and SAI for the Capital Appreciation and Equity-Income funds, which are authorized to engage in this kind of trading.

 B. Risk factors commonly associated with derivative transactions.

  There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

  CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

  CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

  LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

  MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

  MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

  OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

  SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

  SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

  SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

  SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

 C. Varying usage of derivative transactions

  Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

 D. Increased government scrutiny

  Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in

                                    Appendix
  additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS
 Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

 A. Lending of portfolio securities

  Any fund authorized to do so may make secured loans of its portfolio securities, in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

  The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

  With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities - including the fund - to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the funds' portfolio securities will be loaned to Lincoln Investment, to any sub-advisor, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

 B. Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

  1. Repos. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to re-purchase those same securities from the fund at a specified price on a fixed future date.

    The repurchase date is normally not more than seven days from the date of purchase. Keeping the term under seven days is significant, because the SEC considers Repo Agreements with maturities of more than seven days to be illiquid assets of the fund, and the funds have strict limitations on the percentage of their respective assets which may be illiquid.

  2. Reverse repos. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio se-curities, subject to buying them back at a set price and date.

    Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio

                                    Appendix
liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries that in the United States. There may be difficulty in enforcing legal rights outside the United States. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The advisor or sub-advisor will take all these factors into consideration in managing a fund's foreign investments.

Certain state insurance regulations impose additional restrictions on the extent to which a fund may invest in foreign securities. See the SAI.

The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.

FOREIGN CURRENCIES
When an advisor or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's advisor or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the advisor or sub-advisor believes that a particular currency may decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the advisor or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the advisor or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.

GENERAL INFORMATION

Your inquiries should be directed to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801; or, you may call 1-800-4LINCOLN (454-
6265).

The funds will issue unaudited semiannual reports showing current investments in each fund and other information; and annual financial statements audited by their independent auditors.

Under the 1940 Act a fundamental policy of a fund may not be changed without the affirmative vote of a majority of the fund's outstanding shares.

As used in this Prospectus, the term majority of the fund's outstanding shares means the vote of: (1) 67% or more of each fund's shares present at a meeting, if the holders of more than 50% of the outstanding

                                    Appendix
shares of each fund are present or represented by proxy, or (2) more than 50% of each fund's outstanding shares, whichever is less.

These Prospectuses do not contain all the information included in their Registration Statements filed with the Commission. The Registration Statements, including the exhibits filed with them, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses about the contents of any contract or other document referred to in them are not necessarily complete. In each instance, reference is made to the copy of that contract or other document filed as an exhibit to the Registration Statement of which the particular Prospectus forms a part, and each statement is qualified in all respects by that reference.

The use of funds by both variable annuity and variable life insurance separate accounts is known as mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity account, in those cases where mixed funding occurs. For example, violation of the federal tax laws by one variable account investing in the funds could cause the contracts and Policies funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, should be taken.

Should any conflict arise which requires that a substantial amount of assets be withdrawn from any of the funds, orderly portfolio management could be disrupted, to the detriment of those contract owners still investing in that fund. Also, if that fund believes that any portfolio has become so large as to materially impair investment performance, then the fund will examine other investment options.

Lincoln Life performs the dividend and transfer functions for the funds.

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                                    Appendix
STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS-11 UNDERLYING
FUNDS*

Item
--------------------------------------------------------------------------------
General Information and History
Investment objective
Investment policies and techniques
Investment restrictions
Portfolio transactions and brokerage
Determination of net asset value



*Note: This is a generic table. There are variations in the contents of the SAI from fund to fund.

Item
--------------------------------------------------------------------------------
 Appendix
 Investment advisor and sub-advisor
 Directors and officers
 Investment policies and techniques (continued): options, futures, securities valuation, securities lending, repurchase and reverse repurchase agreements
 Custodian
 Independent auditors
 Financial statements
 Bond and commercial paper ratings
 U.S. Government obligations
 Taxes
 State requirements
 Derivative transactions - definitions

--------------------------------------------------------------------------------

Please send me a free copy of the current Statement of Additional Information for Lincoln National Life Insurance Co. Variable Annuity Account C:
                                 (Please Print)
Name: __________________________________________________________________________
Address: _______________________________________________________________________
City __________________________ State ____________Zip _________________________

Mail to Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46081

This page was intentionally left blank.

PREFACE TO THE MULTI FUND(R) PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:
Lincoln National Aggressive Growth Fund, Inc. (AG)

Lincoln National Bond Fund, Inc. (B)

Lincoln National Capital Appreciation Fund, Inc. (CA)

Lincoln National Equity-Income Fund, Inc. (E-I)

Lincoln National Global Asset Allocation Fund, Inc. (GAA)

Lincoln National Growth and Income Fund, Inc. (GI)

Lincoln National International Fund, Inc. (I)

Lincoln National Managed Fund, Inc. (M)

Lincoln National Money Market Fund, Inc. (MM)

Lincoln National Social Awareness Fund, Inc. (SA)

Lincoln National Special Opportunities Fund, Inc. (SO)


                               Preface/Directory
Shares of all the funds are sold to Lincoln National Life Insurance Co. (Lincoln Life) for allocation to its Variable Annuity Account C (the variable annuity account [VAA]) to fund variable annuity contracts and for allocation to its Variable Life Account K to fund variable life insurance contracts.

To fund its variable life contracts, Variable Life Account D buys shares of the Bond, Growth and Income, Managed, Money Market and Special Opportunities Funds. To fund its variable life contracts, Variable Life Account G buys shares of the Growth and Income and Special Opportunities Funds.

Each of these Variable Life and Annuity Accounts may be referred to as a variable account. For each fund listed above, see Description of the fund in its Prospectus for a statement of that fund's investment objective. Each of these funds is referred to individually as a fund; collectively, as the funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THESE PROSPECTUSES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These Prospectuses set forth concisely the information about each fund that you ought to know before investing. Please read and keep this Prospectus booklet for future reference.

A separate Statement of Additional Information (SAI) for each fund has been filed with the SEC. By this reference, each SAI, dated May 1, 1997, is incorporated into the Prospectus of the fund with which it is registered. A free copy will be provided upon request. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

The Financial Highlights table of each fund contains per-share data calculated on the basis of a share outstanding throughout the period, together with financial ratios and other supplemental data. The Financial Highlights table is incorporated by reference to the fund's 1996 Annual Report. A copy of the Annual Report will be provided on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THESE PROSPECTUSES, IN CONNECTION WITH THE OFFERS CONTAINED IN THEM. IF ANY ARE GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND(S) IN QUESTION. THESE PROSPECTUSES DO NOT CONSTITUTE OFFERS BY THE FUNDS TO SELL, OR SOLICITATIONS OF ANY OFFERS TO BUY, ANY OF THE SECURITIES OFFERED BY THEM IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE THOSE OFFERS.

Prospectuses dated May 1, 1997

DIRECTORY FOR THE FUND PROSPECTUSES

                               Preface/Directory

Subject                             Page
----------------------------------------
PREFACE                              23
DESCRIPTION OF THE FUND
Aggressive Growth Fund               25
Bond Fund                            31
Capital Appreciation Fund            35
Equity-Income Fund                   39
Global Asset Allocation Fund         43
Growth and Income Fund               49
International Fund                   51
Managed Fund                         55
Money Market Fund                    59
Social Awareness Fund                61
Special Opportunities Fund           65
----------------------------------------

INVESTMENT POLICIES AND TECHNIQUES
Aggressive Growth Fund               25
Bond Fund                            31
Capital Appreciation Fund            35
Equity-Income Fund                   39
Global Asset Allocation Fund         43
Growth and Income Fund               49
International Fund                   51
Managed Fund                         55
Money Market Fund                    59
Social Awareness Fund                61
Special Opportunities Fund           65
----------------------------------------

INVESTMENT RESTRICTIONS
Aggressive Growth Fund               28
Bond Fund                            33
Capital Appreciation Fund            38
Equity-Income Fund                   41
Global Asset Allocation Fund         46
Growth and Income Fund               49
International Fund                   53
Managed Fund                         57
Money Market Fund                    60
Social Awareness Fund                62
Special Opportunities Fund           66

Subject                                                  Page
-------------------------------------------------------------
STRATEGIC PORTFOLIO TRANSACTIONS
Aggressive Growth Fund                                    29
Bond Fund                                                 33
Capital Appreciation Fund                                 38
Equity-Income Fund                                        42
Global Asset Allocation Fund                              46
Growth and Income Fund                                    50
International Fund                                        53
Managed Fund                                              57
Money Market Fund                                         60
Social Awareness Fund                                     62
Special Opportunities Fund                                67
-------------------------------------------------------------

APPENDIX - CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS
Net asset value                                           69
Management of the funds                                   69
Purchase of securities being offered                      71
Sale and redemption of shares                             72
Distributions and federal income tax considerations       72
Management discussion of fund performance                 72
Description of shares                                     72
Strategic portfolio transactions-Additional information   73
Foreign investments                                       75
General information                                       76
Statement of Additional Information
Table of contents - 11 underlying funds                   79

24